UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3284 N 29th Court

Hollywood, Florida 33020-1320

(Address of principal executive offices)

(305) 521-0200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2018, Blink Charging Co., a Nevada corporation (the “Company”) closed its previously disclosed underwritten public offering (the “Offering”) of an aggregate 4,353,000 shares of the Company’s common stock, par value $0.001 per share (“Shares”) and warrants to purchase up to an aggregate of 8,706,000 shares of common stock (the “Warrants”), at a combined public offering price of $4.25 per unit comprised of one Share and two Warrants. Each Warrant is exercisable for five years from issuance and has an exercise price equal to $4.25. The Company has granted the Offering’s underwriters a 45-day option to purchase up to an additional 652,950 shares of common stock and/or warrants to purchase 1,305,900 shares of common stock to cover over-allotments, if any. In connection with the closing of the Offering, the underwriters have partially exercised their over-allotment option and purchased an additional 406,956 warrants.

Prior to the closing of the Offering, on February 14, 2018, the Company entered into a warrant agent agreement (the “Warrant Agent Agreement”) with Worldwide Stock Transfer, LLC (“Worldwide”), to serve as the Company’s warrant agent for the Offering.

The foregoing description of the Warrant Agent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agent Agreement (including the form of warrant certificate included in the Warrant Agent Agreement), which is filed as Exhibit 4.1 hereto, and incorporated herein by reference.

The Company conducted the Offering pursuant to a Registration Statement on Form S-1 (File No. 333-214461), which was declared effective by the United States Securities and Exchange Commission on February 13, 2018.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2018, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Nevada (the “Certificate of Amendment”), establishing the rights, preferences, privileges, qualifications, restrictions, and limitations relating to its Series D Convertible Preferred Stock, par value $0.001 per share. The Certificate of Amendment became effective with the State of Nevada upon filing.

A copy of the Certificate of Amendment is included as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 8.01 Other Events.

On February 16, 2018, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Designation for Series D Convertible Preferred Stock
4.1	Warrant Agent Agreement by and between Blink Charging Co. and Worldwide Stock Transfer, LLC and Form of Warrant Certificate for Registered Offering, dated February 14, 2018
99.1	Press Release dated February 16, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Date: February 21, 2018	By:	/s/ Michael J. Calise
	Name:	Michael J. Calise
	Title:	Chief Executive Officer